Oct. 30, 2024
YieldMax(TM) SMCI Option Income Strategy ETF

Supplement to the Summary Prospectus and Prospectus,

each dated August 5, 2024

Effective immediately, the following disclosure is added to the risk factor entitled “SMCI Risk” in the Fund’s Summary Prospectus and Prospectus:

YieldMax(TM) SMCI Option Income Strategy ETF | Delisting Risk [Member]

Delisting Risk. SMCI recently announced that it received a notification letter from Nasdaq stating that SMCI is not in compliance with Nasdaq listing rule 5250(c)(1), which requires timely filing of reports with the U.S. Securities and Exchange Commission. The letter, dated September 17, 2024, was sent as a result of SMCI’s delay in filing its Annual Report on Form 10-K for the period ending June 30, 2024 (the "Form 10-K"). The Nasdaq notice has no immediate effect on the listing or trading of SMCI’s common stock on the Nasdaq Global Select Market; however, should SMCI fail to comply with the rule within required timelines it’s possible SMCI stock could be delisted which would prevent the Fund from continuing to operate.

Under the Nasdaq rules, SMCI has 60 days from the date of the notice either to file the Form 10-K or to submit a plan to Nasdaq to regain compliance with Nasdaq’s listing rules. If a plan is submitted and accepted, SMCI could be granted up to 180 days from the Form 10-K’s due date to regain compliance. If Nasdaq does not accept SMCI’s plan, then SMCI will have the opportunity to appeal that decision to a Nasdaq hearings panel.

On October 30, 2024, SMCI announced that its independent registered public accounting firm had resigned and that SMCI had begun the process of identifying a successor. Any delay in identifying a successor independent registered public accounting firm could increase the risk of SMCI stock being delisted.